Income tax	12 Months Ended
Dec. 31, 2019
Income Taxes [Abstract]
Income tax
Income tax

	For the year ended December 31,
(In $ million)	2019	2018	2017
Current tax (expense) benefit
Current year	(43)	(101)	(190)
Adjustments for prior years	—	(1)	1
	(43)	(102)	(189)
Deferred tax (expense) benefit
Origination and reversal of temporary differences	(95)	93	128
Adjustments for prior years	4	7	(4)
	(91)	100	124
Income tax (expense) benefit	(134)	(2)	(65)

In addition to the above amounts, the Group has recognized tax expense of $51 million directly in other comprehensive income for the year ended December 31, 2019 (2018: $10 million tax expense; 2017: $25 million tax expense).

10.1    Reconciliation of income tax expense

	For the year ended December 31,
(In $ million)	2019	2018	2017
Profit (loss) from continuing operations before income tax	317	(27)	486
Income tax using the New Zealand tax rate of 28%	(89)	7	(136)
Effect of tax rates in foreign jurisdictions	(10)	(11)	(55)
Non-deductible expenses and permanent differences	(10)	(20)	(29)
Tax exempt income and income at a reduced tax rate	3	4	7
Goodwill impairment	(3)	(28)	—
Currency translation (gain) loss	(2)	(1)	25
Foreign tax credit	57	—	—
Domestic manufacturing deduction	—	—	12
Withholding tax	(6)	(4)	(5)
Withholding tax related to prior periods	—	(5)	—
Deemed mandatory repatriation	—	—	(5)
Tax rate modifications	(1)	16	339
Write-off of previously recognized deferred tax assets	(44)	—	(227)
Change in unrecognized tax losses and temporary differences	(34)	9	3
Tax on unremitted earnings	1	(2)	9
Tax uncertainties	(2)	27	(4)
Over (under) provided in prior periods	4	6	(3)
Tax credits	4	2	2
Other	(2)	(2)	2
Total income tax (expense) benefit	(134)	(2)	(65)

During the year ended December 31, 2019, the Group amended prior years federal income tax returns to claim a foreign tax credit in lieu of a foreign tax deduction. A current tax benefit of $57 million has been recognized for the resulting refund claim. The related receivable has been recorded in other non-current receivables.

During the year ended December 31, 2019, the Group recognized tax expense of $44 million for the write-down of deferred tax assets relating to interest expense and tax loss carry-forwards in certain jurisdictions. The write-down reflects the Group's updated assessment of recoverability of these deferred tax assets against future taxable income.

Additionally, the Group recognized tax expense of $34 million for changes in unrecognized tax losses and temporary differences which relates primarily to deferred interest expense.

10.2    Changes in U.S. federal tax legislation and provisionally determined amounts

In December 2017, the Tax Cuts and Jobs Act (the "Act") went into effect. For the year ended December 31, 2017, the Group recorded the following adjustments on a provisional basis, reflecting the estimated impact of the Act.

The reduction in the U.S. federal tax rate from 35% to 21% triggered a remeasurement of deferred taxes that resulted in a tax benefit of $339 million recognized in the statement of comprehensive income and a tax benefit of $42 million recognized directly in equity.

Tax expense of $227 million was recorded to write-off previously recognized deferred tax assets, which reflects the Group’s current interpretations as to the new restrictions on the recoverability of carried forward interest deductions, how future adjusted taxable income will be computed, and the overall estimated impact of the Act on projections of taxable income.

The Group recognized tax expense of $5 million for the estimated liability arising from the deemed mandatory repatriation of earnings associated with the introduction of a participation exemption tax system.

During the year ended December 31, 2018, the Group finalized these provisionally determined amounts. There were no significant changes to any previously determined provisional amounts.

10.3    Current tax assets and liabilities

Current tax assets of $9 million as of December 31, 2019 (2018: $14 million) represent the amount of income taxes recoverable with respect to current and prior years and arise from the payment of tax in excess of the amounts due to the relevant tax authorities. Current tax liabilities of $30 million as of December 31, 2019 (2018: $27 million) represent the amount of income taxes payable with respect to current and prior years.

10.4    Movement in recognized deferred tax assets and liabilities

(In $ million)	Derivatives	Property, plant and equipment	Intangible assets	Employee benefits	Tax loss carry-forwards	Interest	Other items	Net deferred tax assets (liabilities)
Balance as of January 1, 2018	(73)	(360)	(1,102)	258	85	112	98	(982)
Recognized in profit or loss	73	(15)	48	20	(18)	9	(27)	90
Recognized in equity	—	—	—	(10)	—	—	3	(7)
Other	—	(1)	2	1	(2)	—	5	5
Balance as of December 31, 2018	—	(376)	(1,052)	269	65	121	79	(894)
Recognized in profit or loss	(33)	(26)	17	(6)	(24)	(32)	8	(96)
Recognized in equity	—	—	—	(51)	—	—	—	(51)
Disposals	—	20	28	(3)	(2)	—	—	43
Other	—	1	(2)	(1)	(1)	—	3	—
Balance as of December 31, 2019	(33)	(381)	(1,009)	208	38	89	90	(998)

	As of December 31,
(In $ million)	2019	2018
Included in the statement of financial position as:
Deferred tax assets - non-current	27	28
Deferred tax liabilities - non-current	(1,025)	(922)
Total recognized net deferred tax liabilities	(998)	(894)

10.5    Unrecognized deferred tax liabilities

To the extent that dividends are expected to be remitted from overseas subsidiaries, joint ventures and associates, and would result in additional income taxes payable, appropriate amounts have been provided for in the statements of financial position. No deferred tax liabilities have been provided for unremitted earnings of the Group's overseas subsidiaries when these amounts are considered permanently reinvested in the businesses of these subsidiaries. As of December 31, 2019, the unrecognized deferred tax liabilities associated with unremitted earnings totaled approximately $99 million.

10.6    Unrecognized deferred taxes

	As of December 31,
(In $ million)	2019	2018
Deductible (taxable) temporary differences	419	284
Tax losses	286	294
Total unrecognized deferred tax assets	705	578

The tax losses of the Group expire over different time intervals depending on local jurisdiction requirements. Certain deductible temporary differences do not expire under current tax legislation in the jurisdiction where the differences arose. Deferred tax assets have not been recognized with respect to these items because it is not probable that future taxable profit will be available against which the Group can utilize the benefit.